Exhibit 10.14

LOAN AGREEMENT

THIS AGREEMENT is made on

BETWEEN

(1)	TONGHUAI SG ENTERPRISE PTE. LTD. with its registered address at 59 Mohamed Sultan Road #01-10 Sultan Link Singapore 238999 (“Lender”); and

(2)	PHAOS TECHNOLOGY PTE. LTD. with its registered address at 83 Science Park Drive, The Curie, #02-01 Singapore 118258 (“Borrower”).

RECITALS

The Lender has agreed to lend to the Borrower an amount of                                                                                     on the terms set out below.

IT IS AGREED as follows:

INTEREST AND REPAYMENT

The loan interest rate:

The Borrower shall repay the loan amount upon a written demand (in whole or in part as specified in the demand) by the Lender.

The Borrower may at any time repay to the Lender the entire or any part of the outstanding principal amount of the loan.

ASSIGNMENT

Each of parties shall not be entitled, without prior written consent of the other party, to assign all or any of its right under this Agreement

VARIATION

A variation of this Agreement is valid only if It is in writing and signed by or on behalf of each party.

COUNTERPARTS

This Agreement may be executed in any number of counterparts each of which when executed and delivered an original, but all counterparts together constitute the same document.

LOAN AGREEMENT

GOVERNMENT LAW

This Agreement shall be governed by, and construed in accordance with Singapore Law

IN WITNESS whereof the parties hereto have executed and delivered this document as a Deed on the date first written above.

EXECUTED and DELIVERED by	EXECUTED and DELIVERED by

/s/ Benson Beh	/s/ Benson Beh
Lender	Borrower
Benson Beh	BENSON BEH
(Director of TONGHUAI SG ENTERPRISE PTE LTD)	(Director of PHAOS TECHNOLOGY PTE LTD)

Dated:	Dated:

/s/ Andrew Yeo
Borrower
ANDREW YEO
(Director of PHAOS TECHNOLOGY PTE LTD)

Dated:

/s/ Taybeng Boon
Borrower
TAY BENG BOON
(Director of PHAOS TECHNOLOGY PTE LTD)

Dated: